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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 28, 2002
                                                          -------------

                        Cabot Industrial Properties, L.P.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                     1-14979                              04-3397874
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             (Commission File Number)          (IRS Employer Identification No.)

   875 North Michigan Avenue, 41st Floor, Chicago, Illinois    60611
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         (Address of principal executive offices)           (Zip Code)

                                 (312) 266-9300
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5. Other Events.

On June 28, 2002 Cabot Industrial Properties, L.P.("Cabot") entered into an Agreement of Sale and Purchase with CalEast Industrial Investors, LLC ("CalEast"), pursuant to which Cabot agreed to sell to CalEast all of its interest in Cabot Acquisition, LLC, a newly-created, wholly-owned subsidiary of Cabot ("Cabot Acquisition"). Cabot Acquisition owns 46 buildings in Connecticut, Illinois and New Jersey (the "Property"), constituting approximately 18% of the assets of Cabot, all of the improvements, leases, license and permits, and personal property which affects the Property, and all of Cabot Acquisition's service contracts and agreements (collectively, the "Assets"). At the closing of this transaction, CalEast has agreed to pay Cabot an amount equal to the fair market value of the Assets as of June 30, 2002, as determined by third party appraisers, less $75 million, constituting the outstanding principal balance of one of the mortgage loans issued by Teachers Insurance and Annuity Association of America ("TIAA") to Cabot, which mortgage loan will be assumed by CalEast at the closing. The closing of this transaction is conditioned upon completion of the assumption of such TIAA mortgage loan by CalEast.

Cabot is wholly owned by its general partner, Cabot Industrial Trust, a Maryland real estate investment trust ("Cabot Trust"). Cabot Trust is a majority-owned subsidiary of Calwest Industrial Properties, LLC. Ninety-eight percent (98%) of the membership interest in CalWest is owned by the State of California Public Employees' Retirement System ("CALPERS"). Further, ninety-eight percent (98%) of the membership interest of CalEast is owned by CALPERS.

On June 24, 2002, Timothy B. Keith, Chief Executive Officer of Cabot Industrial Trust ("Cabot Trust"), the general partner of Cabot Industrial Properties, L.P. tendered his resignation to the Board of Trustees of Cabot Trust (the "Board") effective July 1, 2002. On the same day, the Board appointed Warren H. Otto as Chief Executive Officer of Cabot Trust effective as of July 1, 2002. Mr. Otto now serves as both Chairman and Chief Executive Officer of Cabot Trust.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

     Exhibit No.        Description
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         2.1      Agreement of Sale and Purchase dated as of June 28, 2002,
                  between Cabot Industrial Trust and CalEast Industrial Investors, LLC. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Agreement of Sale and Purchase are omitted, but will be provided supplementally to the Securities and Exchange Commissions upon request.).

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                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CABOT INDUSTRIAL PROPERTIES, L.P.

                                        By:  Cabot Industrial Trust,
                                              its general partner


Dated: July 3, 2002                     By: /s/ Warren H. Otto
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                                                Warren H. Otto
                                                Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
  No.                                   Description
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2.1            Agreement of Sale and Purchase dated as of June 28, 2002, between
               Cabot Industrial Trust and CalEast Industrial Investors, LLC. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Agreement of Sale and Purchase are omitted, but will be provided supplementally to the Securities and Exchange Commissions upon request.)